THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Lincoln InvestmentSolutionsSM

Supplement dated October 25, 2024 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2024

This Supplement to your summary prospectus outlines important changes related to Appendix B – Investment Requirements that will be effective on and after November 18, 2024. All other provisions outlined in your variable annuity prospectus, as supplemented, remain unchanged.

The American Century Diversified Growth Model and JPMorgan U.S. Active Growth Model will be added to the list of models to which you allocate your Contract Value if you elect (or have elected) the following riders:
•	i4LIFE® Advantage Select Guaranteed Income Benefit, or
•	Lincoln Wealth PassSM.

Please note that your Contract may not offer every rider impacted by these requirements.

Please retain this Supplement for future reference.